Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Timothy Carnahan, the Chairman, Chief Executive Officer and Principal Financial Officer of CYIOS Corporation (the "Company"), DO HEREBY CERTIFY that:

1.    The Company's Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2008 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.     Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 24th  day of March 2010

/s/ Timothy Carnahan
Timothy Carnahan
Chairman, Chief Executive Officer, and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to CYIOS Corporation and will be retained by CYIOS Corporation and furnished to the Securities and Exchange Commission or its staff upon request.